EXHIBIT 99.1

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

          This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of August 1, 2006, between Bank of America, National Association, as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

          The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") except that the Seller will separately transfer the master servicing rights with respect to such Mortgage Loans pursuant to the Agreement to Appointment of Servicer, dated as of August 1, 2006 among Bank of America, BACM and the Master Servicer (as defined below).

          The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, (ii) certain mortgage loans transferred by German American Capital Corporation to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between German American Capital Corporation and the Purchaser and (iii) certain mortgage loans transferred by General Electric Capital Corporation to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between General Electric Capital Corporation and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

          BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("Deutsche Bank"), Credit Suisse Securities (USA) LLC ("Credit Suisse"), and J.P. Morgan Securities Inc. ("JPMorgan" and, collectively with BAS, Deutsche Bank and Credit Suisse, the "Underwriters") pursuant to an underwriting agreement, dated as of August 18, 2006 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Registered Certificates") to BAS and Deutsche Bank, as initial purchasers (collectively, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of August 18, 2006 (the "Certificate Purchase Agreement"), among BACM, BAS, Deutsche Bank, Credit Suisse and JPMorgan. The Registered Certificates are more fully described in the prospectus dated August 18, 2006 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated August 18, 2006 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Registered Certificates are more fully described in a private placement memorandum, dated August 18, 2006 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of August 18, 2006 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase and Sell.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing (which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions, any related Interest Deposit Amount and such other adjustments as agreed to between the parties in a separate writing) which amount shall be payable on or about August 29, 2006 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

          (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

          (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

          (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

          (e) If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File.

          (f) [Reserved].

          (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

          (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

          (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

          SECTION 3. Examination of Mortgage Files and Due Diligence Review.

          The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

          SECTION 4. Representations, Warranties and Covenants of the Seller.

          (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

          (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

          (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

          (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Serviced Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code,
(ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

          For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

          (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

          (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

          (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

          (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero (-0-) days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause
     (iii) of this definition will be deemed to apply.

          Notwithstanding the foregoing, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Beach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

          If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

          To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

          Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

          If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

          Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

          It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

          (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

          (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

          (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

          (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

          (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

          (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

          (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

          (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

          SECTION 5. Representations, Warranties and Covenants of the Purchaser.

          The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          SECTION 6. Accountants' Letters.

          The parties hereto shall cooperate with Deloitte Touche Tohmatsu (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

          SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

          The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

          (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

          (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

          (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

          (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

          Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 8. Closing Documents.

          The Closing Documents shall consist of the following, and the delivery thereof on or prior to the Closing Date can only be waived and modified by mutual consent of the parties hereto:

          (a) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto;

          (b) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller;

          (c) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date;

          (d) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof;

          (e) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency;

          (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates;

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request;

          (h) The Indemnification Agreement, duly executed by the respective parties thereto; and

          (i) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

          SECTION 9. Costs.

          The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

          SECTION 10. Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

          SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

          SECTION 12. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          SECTION 14. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          SECTION 15. Further Assurances.

          The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns.

          The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

          SECTION 17. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

          SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

          The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

          SECTION 19. Cross-Collateralized Mortgage Loans.

          Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

          SECTION 20. Entire Agreement.

          Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 21. WAIVER OF TRIAL BY JURY.

          THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 22. Miscellaneous.

          Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, NATIONAL ASSOCIATION

                                       By:      /s/ Peter Cookson
                                          ----------------------------------
                                          Name:   Peter Cookson
                                          Title:  Principal

                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.

                                       By:      /s/ Robert J. Koontz
                                          ----------------------------------
                                          Name:   Robert J. Koontz
                                          Title:  Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence   Loan Number   Loan Seller   Property Name
--------   -----------   -----------   --------------------------------------------------
       1       3400110   BofA          Technology Corners at Moffett Park
       3       3401851   BofA          Marriott Indianapolis
       4       3219701   BofA          Mesa Mall
       5       3401578   BofA          DDR Macquarie Portfolio (Rollup)
     5.1       3401578   BofA          Marketplace at Town Center
     5.2       3401578   BofA          FlatAcres Market Center
     5.3       3401578   BofA          McKinney Marketplace
     5.4       3401578   BofA          Turner Hill Marketplace
     5.5       3401578   BofA          Overland Pointe Marketplace
     5.6       3401578   BofA          Frisco Marketplace
     5.7       3401578   BofA          Shoppes at Turner Hill
      10         59737   BofA          Orsini Apartments
      15       3401856   BofA          Union Development Self-Storage (Rollup)
    15.1       3401856   BofA          Placentia Extra Storage
    15.2       3401856   BofA          Cerritos Self Storage
    15.3       3401856   BofA          Cerritos Mini-Storage
    15.4       3401856   BofA          San Dimas Mini Storage
    15.5       3401856   BofA          Santa Maria/Airpark Mini Storage
    15.6       3401856   BofA          Irvine Extra Storage
    15.7       3401856   BofA          Long Beach Mini Storage
    15.8       3401856   BofA          Cerritos Storage Centre
    15.9       3401856   BofA          Paramount Mini Storage
   15.10       3401856   BofA          Bellflower Mini Storage
      18       3402118   BofA          Stamford Corners
      22       3400108   BofA          Lakes of Bellevue
      24       3400137   BofA          College Manor Apartments
      26       3401954   BofA          Northwoods Marketplace
      28         59794   BofA          Plaza at MetroCenter
      32         59580   BofA          Wexford Plaza
      33       3400105   BofA          Horizon & Mellon Office Buildings (Rollup)
    33.1       3400105   BofA          Mellon Building
    33.2       3400105   BofA          Horizon Building
      39         59479   BofA          Glen Oaks Shopping Center
      43       3401827   BofA          The Brazos Apartments
      44       3401974   BofA          HSBC Building
      47         59756   BofA          Emerson Gardens
      50       3401858   BofA          Legacy of Cedar Hill - Phase II
      52         59818   BofA          Honey Creek I
      54       3401786   BofA          Legacy of Cedar Hill - Phase I
      59       3220415   BofA          Harbors & Plum Tree Apartments
      60       3401951   BofA          Paradise Island Apartments IV
      62       3402182   BofA          Stanford Place & Tilles Square Apartments (Rollup)
    62.1       3402182   BofA          Stanford Place Apartments
    62.2       3402182   BofA          Tilles Square Apartments
      65       3401929   BofA          Eagle Ridge Shopping Center
      66       3401926   BofA          Union Development Industrial Portfolio (Rollup)
    66.1       3401926   BofA          Indiana Business Park
    66.2       3401926   BofA          Parkway La Mirada
    66.3       3401926   BofA          Cerritos Industrial
      71       3401895   BofA          Wildwood Hilton Garden Inn
      72       3400305   BofA          Red Hill Corporate Plaza
      79       3401881   BofA          A-1 Self Storage-Oakland
      81       3401683   BofA          Farmer Jack - Westland
      82       3401776   BofA          Fort Knox Mini Storage
      84       3401716   BofA          Sadler Clinic
      86       3400303   BofA          Brewster Business Park
      95       3401566   BofA          Cedar Hills Shopping Center
      98       3401296   BofA          Gander Mountain
      99       3401314   BofA          Self Storage City
     100         59069   BofA          Brookshire Brothers Portfolio (Rollup)
   100.1         59069   BofA          Brookshire Brothers - Cleveland
   100.2         59069   BofA          Brookshire Brothers - Navasota
   100.3         59069   BofA          Brookshire Brothers - Diboll
   100.4         59069   BofA          Brookshire Brothers - Lufkin
   100.5         59069   BofA          Brookshire Brothers - Corrigan
   100.6         59069   BofA          Brookshire Brothers - B & B Grocery
     102       3401652   BofA          Sunwest Management Headquarters
     103       3401876   BofA          3445 North Causeway
     105       3402158   BofA          Best Florida Five Storage
     106       3402171   BofA          Trop Canyon
     107         59713   BofA          University Heights Business Park
     110         59629   BofA          Wood River Apartments
     117       3401368   BofA          Camfield Commerce Center
     123         59767   BofA          260 Merrimac Street
     129       3402015   BofA          Applegate Apartments
     134       3401880   BofA          A-1 Self Storage-Lakeside
     140         59672   BofA          Turk Hill Park & Wayneport Center I (Rollup)
   140.1         59672   BofA          Turk Hill Park
   140.2         59672   BofA          Wayneport Centre
     146       3400101   BofA          AFCC D & Applebees
     160       3401648   BofA          Karl Le Mobile Home Park
     162       3402061   BofA          North Union, Chantilly & Cherry Hill (Rollup)
   162.1       3402061   BofA          North Union Apartments
   162.2       3402061   BofA          Chantilly Apartments
   162.3       3402061   BofA          Cherry Hill Apartments
     163       3400432   BofA          Crestmont Village
     164         59763   BofA          Trop Encore Office
                                       Totals

Sequence   Street Address                                      City                  State     Zip Code   Mortgage Rate (1)
--------   -------------------------------------------------   -------------------   -------   --------   -----------------
       1   803-811 11th Avenue                                 Sunnyvale             CA           94089               6.239%
       3   350 West Maryland Street                            Indianapolis          IN           46225               5.992%
       4   2424 Highway 6 & 50                                 Grand Junction        CO           81505               5.794%
       5   Various                                             Various               Various    Various               6.004%
     5.1   19065 LBJ Freeway                                   Mesquite              TX           75150
     5.2   11411-11441 South Twenty Mile Road                  Parker                CO           80134
     5.3   3001 South Central Expressway                       McKinney              TX           75070
     5.4   2924 Turner Hill Road                               Lithonia              GA           30038
     5.5   8652 West 133rd Street and 8500 West 135th Street   Overland Park         KS           66213
     5.6   7010 Preston Road                                   Frisco                TX           75034
     5.7   8200 Mall Parkway                                   Lithonia              GA           30038
      10   505 North Figueroa Street                           Los Angeles           CA           90012               5.643%
      15   Various                                             Various               CA         Various               6.147%
    15.1   480 West Crowther Avenue                            Placentia             CA           92870
    15.2   10815 Artesia Boulevard                             Cerritos              CA           90703
    15.3   10755 Artesia Boulevard                             Cerritos              CA           90703
    15.4   919 West Gladstone Street                           San Dimas             CA           91773
    15.5   2807 Skyway Drive                                   Santa Maria           CA           93455
    15.6   16242 Construction Circle West                      Irvine                CA           92606
    15.7   194 East Artesia Boulevard                          Long Beach            CA           90805
    15.8   10753 Artesia Boulevard                             Cerritos              CA           90703
    15.9   15125 Lakewood Boulevard                            Paramount             CA           90805
   15.10   17701 Ibbetson Avenue                               Bellflower            CA           90706
      18   1455 Washington Boulevard                           Stamford              CT           06902               5.870%
      22   100 Erin Lane                                       Nashville             TN           37221               6.024%
      24   5504, 5602, and 5700 Montezuma Road                 San Diego             CA           92115               5.965%
      26   7620 Rivers Avenue                                  North Charleston      SC           29406               6.125%
      28   200, 210 and 220 Athens Way                         Nashville             TN           37228               6.058%
      32   10574 Perry Highway                                 Wexford               PA           15090               5.540%
      33   Various                                             West Palm Beach       FL           33401               6.182%
    33.1   1645 Palm Beach Lakes Boulevard                     West Palm Beach       FL           33401
    33.2   1401 Forum Way                                      West Palm Beach       FL           33401
      39   24805 Union Turnpike                                Bellerose             NY           11426               5.359%
      43   4341 Horizon North Parkway                          Dallas                TX           75287               6.063%
      44   636 Grand Regency Boulevard                         Brandon               FL           33510               6.225%
      47   19-21 Spencer Street                                Lebanon               NH           03766               5.938%
      50   1000 East Pleasant Run Road                         Cedar Hill            TX           75104               6.139%
      52   125 South 84th Street                               Milwaukee             WI           53214               5.935%
      54   720 North Joe Wilson Road                           Cedar Hill            TX           75104               6.139%
      59   7550 & 7676 South Westmoreland Road                 Dallas                TX           75237               6.348%
      60   8787 Southside Boulevard                            Jacksonville          FL           32256               6.114%
      62   Various                                             Rock Hill             MO           63119               6.147%
    62.1   1011, 1012, 1043, 1050, 1091 & 1123 Raritan Drive   Rock Hill             MO           63119
    62.2   9305 & 9313 Manchester Road                         Rock Hill             MO           63119
      65   4210 - 4320 North Freeway Road                      Pueblo                CO           81008               6.031%
      66   Various                                             Various               CA         Various               6.201%
    66.1   9800-9880 Indiana Avenue                            Riverside             CA           92503
    66.2   16810-16900 Valley View Avenue                      La Mirada             CA           90638
    66.3   10805 Artesia Boulevard                             Cerritos              CA           90703
      71   3045 Windy Hill Road SE                             Atlanta               GA           30339               6.166%
      72   15501 Red Hill Avenue                               Tustin                CA           92780               6.113%
      79   301 High Street                                     Oakland               CA           94601               5.930%
      81   7350 Middlebelt Road                                Westland              MI           48185               6.241%
      82   1396 Capital Circle Northeast                       Tallahassee           FL           32308               6.157%
      84   17191 St. Luke's Way                                The Woodlands         TX           77384               6.507%
      86   1944 Route 22                                       Brewster              NY           10509               6.326%
      95   10180 SW Parkway                                    Portland              OR           97225               6.165%
      98   151 Market Square Boulevard                         Tyler                 TX           75703               6.211%
      99   1925 PA Route 309                                   Allentown             PA           18104               6.120%
     100   Various                                             Various               TX         Various               5.624%
   100.1   603 East Houston Street                             Cleveland             TX           77327
   100.2   309 North Lasalle Street                            Navasota              TX           77868
   100.3   221 North Temple Drive                              Diboll                TX           75941
   100.4   816 North Timberland Drive                          Lufkin                TX           75901
   100.5   100 South Home Street                               Corrigan              TX           75939
   100.6   839 North First Street                              Timpson               TX           75975
     102   3723 SE Fairview Industrial Drive                   Salem                 OR           97302               6.098%
     103   3445 North Causeway Boulevard                       Metairie              LA           70002               6.123%
     105   3901 West Sunrise Boulevard                         Lauderhill            FL           33311               6.394%
     106   9700 - 9730 West Tropicana Avenue                   Las Vegas             NV           89147               6.108%
     107   5563 DeZavala Road                                  San Antonio           TX           78249               5.799%
     110   4201 Wood River Drive                               Corpus Christi        TX           78410               5.712%
     117   1976-2302 Camfield Avenue & 2051-2061 Hoefner       Los Angeles           CA           90040               6.094%
     123   260 Merrimac Street                                 Newburyport           MA           01950               6.233%
     129   1500 N. Lockwood Ridge Road                         Sarasota              FL           34237               5.894%
     134   9893 Riverfront Road                                Lakeside              CA           92040               5.930%
     140   Various                                             Various               NY         Various               6.160%
   140.1   1000 Turk Hill Road                                 Fairport              NY           14450
   140.2   1675 North Wayneport Road                           Macedon               NY           14502
     146   356 North 750 West Street & 313 North State Road    American Fork         UT           84003               6.142%
     160   6656 Black Horse Pike                               Egg Harbor Township   NJ           08234               6.180%
     162   Various                                             Various               IN         Various               6.027%
   162.1   530 North Union Street                              Westfield             IN           46074
   162.2   331 & 335 1st Avenue Northwest                      Carmel                IN           46032
   162.3   140 North Cherry Street                             Westfield             IN           46074
     163   1-56 Durling Way                                    Hillsborough          NJ           08844               6.048%
     164   9680 West Tropicana Avenue                          Las Vegas             NV           89147               5.965%


Sequence   Amortization Basis (2)   Original Balance   Cut-off Date Balance   Remaining Term To Stated Maturity (months)
--------   ----------------------   ----------------   --------------------   ------------------------------------------
       1   Actual/360                   $190,000,000           $190,000,000                                          120
       3   Actual/360                   $101,780,000           $101,780,000                                          119
       4   Actual/360                    $87,250,000            $87,250,000                                          118
       5   Actual/360                    $86,000,000            $86,000,000                                           83
     5.1                                 $23,612,241            $23,612,241
     5.2                                 $17,514,690            $17,514,690
     5.3                                 $13,165,804            $13,165,804
     5.4                                  $9,798,134             $9,798,134
     5.5                                  $8,540,076             $8,540,076
     5.6                                  $7,138,340             $7,138,340
     5.7                                  $6,230,716             $6,230,716
      10   Actual/360                    $50,000,000            $50,000,000                                           60
      15   Actual/360                    $45,600,000            $45,600,000                                          120
    15.1                                  $7,130,000             $7,130,000
    15.2                                  $6,740,000             $6,740,000
    15.3                                  $5,740,000             $5,740,000
    15.4                                  $5,085,000             $5,085,000
    15.5                                  $4,750,000             $4,750,000
    15.6                                  $4,485,000             $4,485,000
    15.7                                  $4,475,000             $4,475,000
    15.8                                  $3,560,000             $3,560,000
    15.9                                  $2,420,000             $2,420,000
   15.10                                  $1,215,000             $1,215,000
      18   Actual/360                    $39,550,000            $39,550,000                                          120
      22   Actual/360                    $31,600,000            $31,600,000                                          119
      24   Actual/360                    $28,600,000            $28,600,000                                          120
      26   Actual/360                    $25,900,000            $25,900,000                                          120
      28   Actual/360                    $25,000,000            $25,000,000                                          119
      32   Actual/360                    $22,700,000            $22,700,000                                          115
      33   Actual/360                    $22,400,000            $22,400,000                                           59
    33.1                                 $14,039,437            $14,039,437
    33.2                                  $8,360,563             $8,360,563
      39   Actual/360                    $20,000,000            $20,000,000                                          115
      43   Actual/360                    $17,850,000            $17,850,000                                          119
      44   Actual/360                    $17,200,000            $17,200,000                                          107
      47   Actual/360                    $16,600,000            $16,600,000                                           56
      50   Actual/360                    $14,600,000            $14,600,000                                           60
      52   Actual/360                    $14,000,000            $13,974,013                                          118
      54   Actual/360                    $13,400,000            $13,400,000                                           60
      59   Actual/360                    $10,640,000            $10,640,000                                          118
      60   Actual/360                    $10,600,000            $10,600,000                                           59
      62   Actual/360                    $10,250,000            $10,250,000                                          120
    62.1                                  $5,648,924             $5,648,924
    62.2                                  $4,601,076             $4,601,076
      65   Actual/360                    $10,000,000            $10,000,000                                          120
      66   Actual/360                     $9,800,000             $9,800,000                                           84
    66.1                                  $6,700,000             $6,700,000
    66.2                                  $2,350,000             $2,350,000
    66.3                                    $750,000               $750,000
      71   Actual/360                     $8,800,000             $8,800,000                                          120
      72   Actual/360                     $8,785,034             $8,777,968                                          119
      79   Actual/360                     $7,760,000             $7,760,000                                          120
      81   Actual/360                     $7,661,387             $7,661,387                                          119
      82   Actual/360                     $7,650,000             $7,650,000                                          120
      84   Actual/360                     $7,500,000             $7,500,000                                          159
      86   Actual/360                     $7,300,000             $7,300,000                                          119
      95   Actual/360                     $6,500,000             $6,500,000                                          120
      98   Actual/360                     $6,380,000             $6,380,000                                           84
      99   Actual/360                     $6,170,000             $6,170,000                                          119
     100   Actual/360                     $6,260,000             $6,156,210                                          109
   100.1                                  $1,565,000             $1,539,052
   100.2                                  $1,428,913             $1,405,222
   100.3                                  $1,088,696             $1,070,645
   100.4                                    $986,630               $970,272
   100.5                                    $816,522               $802,984
   100.6                                    $374,239               $368,034
     102   Actual/360                     $6,065,000             $6,065,000                                          119
     103   Actual/360                     $6,000,000             $6,000,000                                           59
     105   Actual/360                     $6,000,000             $6,000,000                                          120
     106   Actual/360                     $6,000,000             $6,000,000                                          121
     107   Actual/360                     $6,000,000             $6,000,000                                          114
     110   Actual/360                     $5,559,763             $5,559,763                                          115
     117   Actual/360                     $5,300,000             $5,300,000                                          119
     123   Actual/360                     $5,000,000             $4,996,106                                          119
     129   Actual/360                     $4,500,000             $4,500,000                                          119
     134   Actual/360                     $4,100,000             $4,100,000                                          120
     140   Actual/360                     $3,970,435             $3,956,347                                          116
   140.1                                  $3,096,939             $3,085,951
   140.2                                    $873,496               $870,396
     146   Actual/360                     $3,450,000             $3,445,718                                          119
     160   Actual/360                     $2,200,000             $2,200,000                                          120
     162   Actual/360                     $2,020,000             $2,020,000                                          119
   162.1                                  $1,076,809             $1,076,809
   162.2                                    $526,615               $526,615
   162.3                                    $416,576               $416,576
     163   Actual/360                     $1,820,000             $1,820,000                                          120
     164   Actual/360                     $1,386,000             $1,380,398                                           81
                                                             $1,071,292,910

Sequence   Stated Maturity Date   Due Date   Monthly Payment   Administrative Fee Rate (3)    Primary Servicing Fee Rate
--------   --------------------   --------   ---------------   ---------------------------    --------------------------
       1   8/1/2016               1st             $1,168,504                         0.021%                        0.010%
       3   7/1/2016               1st               $609,699                         0.021%                        0.010%
       4   6/1/2016               1st               $427,123                         0.021%                        0.010%
       5   7/1/2013               1st               $436,263                         0.021%                        0.010%
     5.1
     5.2
     5.3
     5.4
     5.5
     5.6
     5.7
      10   8/1/2011               1st               $238,391                         0.021%                        0.010%
      15   8/1/2016               1st               $277,719                         0.071%                        0.060%
    15.1
    15.2
    15.3
    15.4
    15.5
    15.6
    15.7
    15.8
    15.9
   15.10
      18   8/1/2016               1st               $196,152                         0.021%                        0.010%
      22   7/1/2016               1st               $189,946                         0.021%                        0.010%
      24   8/1/2016               1st               $170,828                         0.021%                        0.010%
      26   8/1/2016               1st               $157,371                         0.021%                        0.010%
      28   7/1/2016               1st               $150,821                         0.021%                        0.010%
      32   3/1/2016               1st               $129,458                         0.071%                        0.060%
      33   7/1/2011               1st               $117,000                         0.021%                        0.010%
    33.1
    33.2
      39   3/1/2016               1st               $111,795                         0.021%                        0.010%
      43   7/1/2016               1st                $91,440                         0.021%                        0.010%
      44   7/1/2015               1st               $105,624                         0.021%                        0.010%
      47   4/1/2011               1st                $98,865                         0.051%                        0.040%
      50   8/1/2011               1st                $88,843                         0.071%                        0.060%
      52   6/1/2016               1st                $83,353                         0.021%                        0.010%
      54   8/1/2011               1st                $81,541                         0.071%                        0.060%
      59   6/1/2016               1st                $66,192                         0.061%                        0.050%
      60   7/1/2011               1st                $54,757                         0.061%                        0.050%
      62   8/1/2016               1st                $62,426                         0.021%                        0.010%
    62.1
    62.2
      65   8/1/2016               1st                $60,155                         0.021%                        0.010%
      66   8/1/2013               1st                $60,028                         0.071%                        0.060%
    66.1
    66.2
    66.3
      71   8/1/2016               1st                $63,892                         0.021%                        0.010%
      72   7/1/2016               1st                $53,311                         0.021%                        0.010%
      79   8/1/2016               1st                $49,666                         0.021%                        0.010%
      81   7/1/2016               1st                $47,128                         0.021%                        0.010%
      82   8/1/2016               1st                $46,641                         0.021%                        0.010%
      84   11/1/2019              1st                $47,440                         0.071%                        0.060%
      86   7/1/2016               1st                $45,309                         0.021%                        0.010%
      95   8/1/2016               1st                $39,663                         0.071%                        0.060%
      98   8/1/2013               1st                $39,121                         0.071%                        0.060%
      99   7/1/2016               1st                $37,470                         0.021%                        0.010%
     100   9/1/2015               1st                $38,907                         0.061%                        0.050%
   100.1
   100.2
   100.3
   100.4
   100.5
   100.6
     102   7/1/2016               1st                $36,746                         0.071%                        0.060%
     103   7/1/2011               1st                $31,040                         0.021%                        0.010%
     105   8/1/2016               1st                $37,507                         0.021%                        0.010%
     106   9/1/2016               1st                $36,391                         0.021%                        0.010%
     107   2/1/2016               1st                $35,201                         0.071%                        0.060%
     110   3/1/2016               1st                $32,311                         0.071%                        0.060%
     117   7/1/2016               1st                $32,097                         0.021%                        0.010%
     123   7/1/2016               1st                $30,731                         0.021%                        0.010%
     129   7/1/2016               1st                $22,409                         0.021%                        0.010%
     134   8/1/2016               1st                $26,241                         0.021%                        0.010%
     140   4/1/2016               1st                $24,215                         0.021%                        0.010%
   140.1
   140.2
     146   7/1/2016               1st                $22,529                         0.021%                        0.010%
     160   8/1/2016               1st                $24,624                         0.021%                        0.010%
     162   7/1/2016               1st                $12,146                         0.021%                        0.010%
   162.1
   162.2
   162.3
     163   8/1/2016               1st                $10,968                         0.021%                        0.010%
     164   5/1/2013               1st                 $8,900                         0.021%                        0.010%


                                                                                                Original
Sequence   Master Servicing Fee Rate    Ownership Interest   Cross-Collateralized Loans   Amortization (months)  ARD Loan
--------   -------------------------    ------------------   --------------------------   ---------------------   --------
       1                       0.020%   Fee                  No                                             360   No
       3                       0.020%   Leasehold            No                                             360   No
       4                       0.020%   Fee                  No                                               0   No
       5                       0.020%   Fee/Leasehold        No                                               0   No
     5.1                                Fee
     5.2                                Leasehold
     5.3                                Fee
     5.4                                Fee
     5.5                                Fee
     5.6                                Fee
     5.7                                Fee
      10                       0.020%   Fee                  No                                               0   No
      15                       0.070%   Fee                  No                                             360   No
    15.1                                Fee
    15.2                                Fee
    15.3                                Fee
    15.4                                Fee
    15.5                                Fee
    15.6                                Fee
    15.7                                Fee
    15.8                                Fee
    15.9                                Fee
   15.10                                Fee
      18                       0.020%   Fee                  No                                               0   No
      22                       0.020%   Fee                  No                                             360   No
      24                       0.020%   Fee                  No                                             360   No
      26                       0.020%   Fee                  No                                             360   No
      28                       0.020%   Fee                  No                                             360   No
      32                       0.070%   Fee                  No                                             360   No
      33                       0.020%   Fee                  No                                               0   No
    33.1                                Fee
    33.2                                Fee
      39                       0.020%   Fee                  No                                             360   No
      43                       0.020%   Fee                  No                                               0   No
      44                       0.020%   Fee                  No                                             360   No
      47                       0.050%   Fee                  No                                             360   No
      50                       0.070%   Fee                  No                                             360   No
      52                       0.020%   Fee                  No                                             360   No
      54                       0.070%   Fee                  No                                             360   No
      59                       0.060%   Fee                  No                                             360   No
      60                       0.060%   Fee                  No                                               0   No
      62                       0.020%   Fee                  No                                             360   No
    62.1                                Fee
    62.2                                Fee
      65                       0.020%   Fee                  No                                             360   No
      66                       0.070%   Fee                  No                                             360   No
    66.1                                Fee
    66.2                                Fee
    66.3                                Fee
      71                       0.020%   Fee                  No                                             240   No
      72                       0.020%   Fee                  No                                             360   No
      79                       0.020%   Fee                  No                                             300   No
      81                       0.020%   Fee                  No                                             360   No
      82                       0.020%   Fee                  No                                             360   No
      84                       0.070%   Fee                  No                                             360   No
      86                       0.020%   Fee                  No                                             360   No
      95                       0.070%   Fee                  No                                             360   No
      98                       0.070%   Fee                  No                                             360   Yes
      99                       0.020%   Fee                  No                                             360   No
     100                       0.060%   Fee                  No                                             300   No
   100.1                                Fee
   100.2                                Fee
   100.3                                Fee
   100.4                                Fee
   100.5                                Fee
   100.6                                Fee
     102                       0.070%   Fee                  No                                             360   No
     103                       0.020%   Fee                  No                                               0   No
     105                       0.020%   Fee                  No                                             360   No
     106                       0.020%   Fee                  No                                             360   No
     107                       0.070%   Fee                  No                                             360   No
     110                       0.070%   Fee                  No                                             360   No
     117                       0.020%   Fee                  No                                             360   No
     123                       0.020%   Fee                  No                                             360   No
     129                       0.020%   Fee                  No                                               0   No
     134                       0.020%   Fee                  No                                             300   No
     140                       0.020%   Fee                  No                                             360   No
   140.1                                Fee
   140.2                                Fee
     146                       0.020%   Fee                  No                                             300   No
     160                       0.020%   Fee                  No                                             120   No
     162                       0.020%   Fee                  No                                             360   No
   162.1                                Fee
   162.2                                Fee
   162.3                                Fee
     163                       0.020%   Fee                  No                                             360   No
     164                       0.020%   Fee                  No                                             300   No


Sequence   Grace Period   Loan Group
--------   ------------   ----------
       1              0            1
       3              4            1
       4              5            1
       5              0            1
     5.1                           1
     5.2                           1
     5.3                           1
     5.4                           1
     5.5                           1
     5.6                           1
     5.7                           1
      10              5            2
      15              0            1
    15.1                           1
    15.2                           1
    15.3                           1
    15.4                           1
    15.5                           1
    15.6                           1
    15.7                           1
    15.8                           1
    15.9                           1
   15.10                           1
      18              5            2
      22              5            2
      24              5            1
      26              5            1
      28              5            1
      32              5            1
      33              0            1
    33.1                           1
    33.2                           1
      39              0            1
      43              5            2
      44              5            1
      47              5            2
      50              5            2
      52              5            1
      54              5            2
      59              5            2
      60              5            2
      62              5            2
    62.1                           2
    62.2                           2
      65              5            1
      66              0            1
    66.1                           1
    66.2                           1
    66.3                           1
      71              5            1
      72              5            1
      79              5            1
      81              5            1
      82              5            1
      84              5            1
      86              5            1
      95              5            1
      98              5            1
      99              5            1
     100              5            1
   100.1                           1
   100.2                           1
   100.3                           1
   100.4                           1
   100.5                           1
   100.6                           1
     102              5            1
     103              0            1
     105              5            1
     106              5            1
     107              5            1
     110              5            2
     117              5            1
     123              5            1
     129              8            2
     134              5            1
     140              5            1
   140.1                           1
   140.2                           1
     146              5            1
     160              5            2
     162              5            2
   162.1                           2
   162.2                           2
   162.3                           2
     163              5            2
     164              5            1


1) Rates are to full precision in the "BACM2006_4.xls" file located on the computer diskette.

2) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.

3) Administrative Fee Rate includes the rates at which the master servicing fee (and any sub-servicing fee) and trustee fee accrue.

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

        Representations and Warranties with respect to the Mortgage Loans

          For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

          Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

          1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances (other than rights to servicing and related compensation as set forth in the Agreement to Appointment of Servicer). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (other than rights to servicing and related compensation as set forth in the Agreement to Appointment of Servicer); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent which has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not, individually or in the aggregate, materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

          7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan (or, with respect to any split Mortgage Loan, the amount of the related Whole Loan) after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available),
(a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. As of the Cut-off Date, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

          14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least (A) 12 months or (B) for the restoration period plus 180 days. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than or equal to 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and
(ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage or separate coverage has been obtained. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will be applied in accordance with the related Mortgage Loan documents either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan and as of the Cut-off Date no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

          18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

          (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (d) The Seller has not received, as of the Closing Date, actual notice (nor is the Seller otherwise aware) that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

          (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

          (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)). Accordingly, the Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

          20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

          24. No Mechanics' Liens. (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

          26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a full or partial defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price at least equal to all amounts due and owing under such Mortgage Loan (or, in the case of a partial release, the related allocated loan amount) in respect of the Mortgaged Property to be released and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note either through and including the maturity date of the loan or to the first date that the Borrower can prepay the Loan without a prepayment premium (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

          30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

          33. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any such documents, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and/or the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

          34. Due-on-Sale. Subject to exceptions (including but not limited to existing and future mezzanine debt) mentioned in the related Mortgage Loan Documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

          35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

          38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

          40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

          41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

          42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

          44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

          45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America or the District of Columbia.

          46. Servicing and Collection. The servicing and collection practices of the Seller or a servicer retained by the Seller with respect to the Mortgage Loans has been legal, proper and prudent in all material respects.

          47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

          48. UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

          50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

          51. Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan. The Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

          52. Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage Loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

          53. Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

          54. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

          55. Appointment of Receiver. If the Mortgaged Property is subject to any leases, the Borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                                REPRESENTATION 14

                                   Insurance.

The mortgagee from time to time permits insurance policies to be terminable with respect to non-payment, upon 10 days' prior written notice to the mortgagee.

Mesa Mall (3219701)                    Except with respect to the companies
                                       issuing insurance policies for earthquake insurance, flood hazard insurance and terrorism insurance No specific rating is required for providers of flood hazard insurance and terrorism insurance, the insurance policies will be issued by insurance companies having a claims paying ability rating of "AA" or better by at least two Rating Agencies, one of which must be S&P or such other Rating
                                       Agencies approved by the mortgagee;
                                       provided, however, in the event the
                                       insurance policies are obtained from a
                                       syndicate of five or more insurance
                                       companies, not less than 60% of such
                                       insurers may have a claims paying ability rating of "A" by the Rating Agencies if
                                       (i) the primary layer of coverage is
                                       obtained from insurers having a claims
                                       paying ability rating of "A" or better by the Rating Agencies and (ii) the balance of the companies providing such insurance have a claims paying ability rating of "BBB" or better by the Rating Agencies.

                                       The mortgagee will receive notice 15 days prior to the expiration date of the insurance policies in the event that the insurance policies have not been renewed.

Technology Corners at Moffett Park     The mortgagee will receive notice of the
(3400110)                              non-renewal of the insurance policies 10
                                       days prior to expiration thereof instead of 30 days prior to expiration thereof

Paradise Island IV (3401951)           The related Borrower is not required to
                                       maintain terrorism insurance.

3445 North Causeway (3401876)          The related Borrower will not be
                                       obligated to expend more than $30,000 (as the same may be increased by an assumed inflation rate of 5% per annum) in any fiscal year on insurance premiums for terrorism insurance (the "Terrorism
                                       Insurance Cap") and if the cost of the
                                       required terrorism insurance exceeds the
                                       Terrorism Insurance Cap, the related
                                       Borrower will purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Insurance
                                       Cap.

Glen Oaks Shopping Center (59479)      The related Borrower will not be
                                       obligated to expend more than $125,000
                                       (as the same may be increased by an
                                       assumed inflation rate of 5% per annum)
                                       in any fiscal year on insurance premiums for terrorism insurance (the "Terrorism
                                       Insurance Cap") and if the cost of the
                                       required terrorism insurance exceeds the
                                       Terrorism Insurance Cap, the related
                                       Borrower will purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Insurance
                                       Cap.

DDR Macquarie Portfolio (3401578)      If the Terrorism Risk Insurance Act of
                                       2002 or a similar statute is not in
                                       effect, provided that Terrorism Insurance is commercially available, the related
                                       Borrower will be required to carry
                                       terrorism insurance throughout the term
                                       of the Loan; provided that the related
                                       Borrower will not be required to spend
                                       more than $100,000 (as such amount may be adjusted from time to time based on the change in the consumer price index for terrorism insurance.

Indianapolis Marriott (3401851)        If any required insurance policy should
                                       exclude acts of terror from coverage,
                                       Borrower must maintain coverage for such excluded acts of terror (the "Terrorism
                                       Coverage") but is not required to pay
                                       annual premiums in excess of $75,000 in
                                       order to obtain the Terrorism Coverage.
                                       Such Terrorism Coverage must be a
                                       stand-alone insurance policy unless
                                       Borrower provides a blanket policy
                                       meeting all Terrorism Coverage
                                       requirements.

HSBC Building (3401974)                The related Mortgaged Property is located
                                       in the State of Florida, however evidence of windstorm insurance was not provided.

Trop Canyon (3402171)                  The related Borrower will not be
                                       obligated to expend more than $10,000 (as the same may be increased by an assumed inflation rate of 5% per annum) in any fiscal year on insurance premiums for terrorism insurance (the "Terrorism
                                       Insurance Cap") and if the cost of the
                                       required terrorism insurance exceeds the
                                       Terrorism Insurance Cap, the related
                                       Borrower will purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Insurance
                                       Cap.

Eagle Ridge Shopping Center            The related Borrower will not be
(3401929)                              obligated to expend more than $15,000 (as
                                       the same may be increased by an assumed
                                       inflation rate of 5% per annum) in any
                                       fiscal year on insurance premiums for
                                       terrorism insurance (the "Terrorism
                                       Insurance Cap") and if the cost of the
                                       required terrorism insurance exceeds the
                                       Terrorism Insurance Cap, the related
                                       Borrower will purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Insurance
                                       Cap.

                                REPRESENTATION 26
                              Licenses and Permits.

Glen Oaks Shopping Center              The related improvements consist of three
(59479)                                buildings designated as Building A,
                                       Building B and Building C. Upon the
                                       closing of the related mortgage Loan,
                                       neither Building A nor Building C had a
                                       valid certificate of occupancy
                                       (individually a "CO" and collectively,
                                       the "COs"). The related Borrower is
                                       required to use commercially reasonable
                                       efforts to obtain COs (temporary or
                                       permanent) for Building A and Building C on or before August 31, 2006, provided, however, that if:

                                       (a) on August 31, 2006 the related
                                       Borrower has performed or caused to be
                                       performed all necessary work required to apply for and receive COs for Building A and Building C, (b) the related Borrower has retained an architect who has applied on the related Borrower's behalf to the appropriate Governmental Authority for COs for Building A and Building C and (c) the related Borrower diligently proceeds to obtain the COs for Building A and Building C, the related Borrower's time to obtain the COs will be extended for such period as is reasonably necessary.

                                       If the related Borrower initially obtains temporary certificates of occupancy (individually a "TCO" and collectively "TCOs") for Building A and Building C, the related Borrower will, with due diligence, comply with all Legal Requirements to obtain permanent certificates of occupancy ("PCOs") for Building A and Building C and will extend the TCOs in compliance with legal requirements until PCOs have been issued by the related governmental authority.

                                       The TCO for Building A was received on
                                       May 31, 2006 and forwarded to the Bank.
                                       An inspection was scheduled for June 30, 2006 with the Building Department for the TCO for Building C. The inspection needs to be rescheduled due to an error on the part of the Building Department's paperwork. An appointment has been requested. The inspection for the TCO for Building C is scheduled for Friday, August 11, 2006. The final CO is expected February 28, 2007.

                                REPRESENTATION 28
                        Releases of Mortgaged Properties.

Mesa Mall (3219701)                    The related Borrower may, on a one-time
                                       basis, obtain a release of the lien of
                                       the mortgage encumbering the related
                                       Mortgaged Property ("Release Property")
                                       by substituting therefor another retail
                                       property of like kind and quality
                                       acquired by such Borrower (the "New
                                       Property"). In addition, any such
                                       substitution is subject to, without
                                       limitation, the following conditions
                                       precedent: (a) the related sponsor or an affiliate controls the related Borrower;
                                       (b) no event of default exists (other
                                       than an event of default which would be
                                       cured by the substitution of the New
                                       Property); (c) receipt by the mortgagee
                                       of a FIRREA appraisal of the New Property dated no more than 180 days prior to the substitution by a national appraisal firm, indicating that the fair market value of the New Property is not less than one hundred ten percent of the greater of (i) the appraised value of the Release Property and (ii) the fair market value of the Release Property as of the date immediately preceding the substitution; and (d) the mortgagee will receive confirmation from the rating agencies that such substitution will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the related
                                       Mortgage Loan.

Technology Corners at Moffett Park     Although there is no current pending or
(3400110)                              threatened condemnation action, a traffic
                                       study has been performed pursuant to
                                       which a proposed roadway extension
                                       ("Proposed 237 Corridor Project") could
                                       impact the Mortgaged Property. The City
                                       of Sunnyvale has reserved its right to
                                       initiate a condemnation or other
                                       proceedings to effectuate such proposals.
                                       In connection with such Proposed 237
                                       Corridor Project, the related Borrower
                                       and an Affiliate of the related Borrower propose to enter into a lot line adjustment or new parcel map, as may be required by the City of Sunnyvale in order to redraw the property line for the Mortgaged Property. In connection therewith, (1) subject to Section 7.7(a) of the Loan Agreement, the related
                                       Borrower may obtain the release of the
                                       approximate portion of the Mortgaged
                                       Property depicted on Exhibit D attached
                                       to the Loan Agreement from the lien of
                                       the Security Instrument and (2) subject
                                       to Section 7.7(b) of the Loan Agreement, the related Borrower is permitted to acquire the approximate portions of land depicted on Exhibit E attached to the Loan Agreement.

                                       In connection with the Proposed 237
                                       Corridor Project, the related Borrower
                                       proposes to dedicate a right-of-way along the westerly boundary of the Mortgaged Property, as adjusted by the lot line adjustment. In connection therewith, subject to the conditions set forth in
                                       Section 7.8(a) of the Loan Agreement, the related Borrower may obtain the release (the "Mary Avenue Parcel Release") of all or a portion of the approximate portion of the Mortgaged Property depicted on Exhibit F attached to the Loan Agreement (the "Mary Avenue Parcel") from the lien of the Security Instrument. One of the conditions to such release is that the mortgagee r will have received an appraisal of the Mary Avenue Remaining Parcel (the "Mary Avenue Release Appraisal") which will demonstrate that after taking into account any Parking Garage constructed pursuant to Section 7.8(b) of the Loan Agreement (described in paragraph 3 hereof), the Mary Avenue Parcel Release will not have a material adverse impact on the appraised value of the Mortgaged Property; provided, however, to the extent that the Mary Avenue Release Appraisal indicates that after taking into account any such Parking Garage, the Mary Avenue Parcel Release has a material adverse impact on the appraised value of the Mortgaged Property, the related Borrower may prepay (without payment of any prepayment premium or penalty) a portion of the Loan equal to an amount which would cause the loan-to-value ratio (based on the appraised value set forth in the Mary Avenue Release Appraisal and taking into account any Parking Garage so constructed) not to exceed the loan-to-value ratio as of the closing date of the Mortgage Loan (based on the appraisal delivered to the mortgagee on or about the closing date of the Mortgage
                                       Loan) together with accrued and unpaid
                                       interest as of the date of prepayment on the amount prepaid and, if such prepayment is on a date other than a scheduled payment date, all interest that would have accrued on the amount of the Loan to be prepaid through but not including the scheduled payment date next occurring following the date of such prepayment.

                                       In the event that compliance with the
                                       above will require the construction of a parking garage or deck ("Parking Garage"), the related Borrower, prior to obtaining the Mary Avenue Parcel Release, will be permitted to construct a Parking Garage on the Mortgaged Property (the "Garage Construction") provided that the related Borrower will have satisfied the conditions set forth in the Loan Agreement, including, without limitation, that the related Borrower Principal deliver to the mortgagee a guaranty equal to the amount of the estimated cost to construct such garage.

Cedar Hills Shopping Center            The related Mortgage Loan documents
(3401566)                              permit the related Borrower to convey the
                                       out-parcel described in Exhibit B to the Loan Agreement (the "Out-Parcel") and obtain a release of the lien of the security instrument against the
                                       Out-Parcel, provided that the following
                                       conditions are satisfied: (i) such
                                       Borrower has provided mortgagee at least thirty days prior written notice; (ii) no default or event of default exists as of the date of such notice or the conveyance date; (iii) the mortgagee has been furnished with a copy of the deed conveying the Out-Parcel; (iv) the mortgagee has been furnished with such endorsements to its Title Insurance
                                       Policy as the mortgagee may require in
                                       connection with the conveyance of the
                                       Out-Parcel, which will without
                                       limitation, confirm the priority of the
                                       mortgagee's lien against the Remaining
                                       Property (as defined below); (v) the
                                       proposed use of the Out-Parcel after
                                       conveyance will be consistent with the
                                       use to which out-parcels are generally
                                       put in other similarly situated retail
                                       shopping center developments; (vi) the
                                       Mortgaged Property, exclusive of the
                                       Out-Parcel (the "Remaining Property"),
                                       will continue to be in full compliance
                                       with all laws, ordinances, regulations
                                       and legal requirements (including,
                                       without limitation, parking requirements) and with the terms of all leases and agreements and restrictions on the
                                       Remaining Property after conveyance of
                                       the Out-Parcel; (vii) the Release of
                                       Out-Parcel will not result in a decrease in the income of the Borrower or the Remaining Property and the debt service coverage ratio of the Mortgage Loan will not be less than 1.25x (which was the minimum underwritten debt service coverage ratio as of the closing date of such Mortgage Loan) after such release
                                       (mortgagee acknowledges that the former
                                       bank building on the Out-Parcel was
                                       vacant on the closing date of such
                                       Mortgage Loan and there was no rental
                                       income to Borrower from said building on the closing date of such Mortgage Loan);
                                       (viii) as required by mortgagee, a
                                       reciprocal easement agreement (including, but not limited to, a reciprocal access and parking agreement) or other agreement will be executed (and a copy delivered to the mortgagee) to ensure the integrated use and operation of the Remaining
                                       Property and the Out-Parcel; (ix) such
                                       Borrower will pay all costs reasonably
                                       incurred by the mortgagee (including, but not limited to, title insurance fees and reasonable attorneys' fees), and the related Borrower will provide the mortgagee all due diligence items reasonably required by mortgagee to evaluate such release, including but not limited to an updated appraisal, an updated survey, opinions (including a
                                       REMIC opinion, if necessary); (x) the
                                       loan-to-value ratio of the Remaining
                                       Property will not, as a result of the
                                       conveyance of the Out-Parcel, exceed the lesser of the loan-to-value ratio of the Mortgaged Property immediately prior to transfer of the Out-Parcel or 68.00%, the maximum underwritten loan-to-value ratio of the Mortgaged Property as of the closing date of such Mortgage Loan; and
                                       (xi) the Remaining Property and the
                                       Out-Parcel will be separate and distinct tax lots and no other land or improvements is assessed and taxed together with the Remaining Property.

                                       In addition, in no event (i) will any
                                       development of the Out-Parcel impair the value, use or occupancy of the Remaining Property or (ii) will the related Borrower own any interest in the entity to which the Out-Parcel is conveyed or participate directly or indirectly in the development of the Out-Parcel, including without limitation, any financing (secured or unsecured) with respect thereto. No release price or prepayment or partial defeasance of the Mortgage loan is required.

DDR Macquarie Portfolio (3401578)      Following the "Lockout Period" (meaning
                                       the period commencing on June 7, 2006 and continuing through and including the first day of the eighteenth full calendar month following June 7, 2006), the mortgagee will, upon payment in full of the Mortgage Loan and all other amounts due and payable under the Mortgage Loan documents including, without limitation, the prepayment premium, release the lien of all collateral delivered or pledged to the mortgagee in connection with such Mortgage Loan.

                                       On any payment date following the Lockout
                                       Period, and subject to the terms of the
                                       related Mortgage Note, the related
                                       Borrower has the right to voluntarily
                                       prepay a portion of the Mortgage Loan
                                       and, in connection therewith, obtain a
                                       release of any individual Mortgaged
                                       Property (a "Property Release"), subject to satisfaction of the conditions set forth in Section 2.3.4 of the Loan Agreement, including, without limitation:

                                       (A) the payment of an amount equal to (x)
                                       110% of the allocated loan amount for
                                       such Mortgaged Property if such release
                                       is in connection with a sale of such
                                       Mortgaged Property to an unaffiliated
                                       third party or (y) 115% of the allocated loan amount for such Mortgaged Property if such release is in connection with a sale of the Mortgaged Property to an entity affiliated with the related Borrower, sponsor or parent (such amount being the "Release Payment");

                                       (B) the payment of all other sums due and payable under the Mortgage Note on the payment date ;or

                                       (D) if such Property Substitution is
                                       occurring after to a securitization,
                                       delivery of a rating agency confirmation.

                                       In no event will more than three
                                       individual Mortgaged Properties (in the
                                       aggregate of all Property Releases) be
                                       subject to a Property Release and in no
                                       event will the aggregate allocated loan
                                       amount of all Mortgaged Properties
                                       released (including the proposed Property
                                       Release) exceed 50% of the original
                                       principal amount of the Mortgage Loan.

                                       On any payment date, the related Borrower has the right to substitute for any individual Mortgaged Property (a "Property Substitution") in whole, but not in part, similar real estate collateral of like kind and quality (the "Substitute Property"), provided certain conditions are satisfied, including, without limitation:

                                       (A) if such Property Substitution is
                                       occurring after to a Securitization,
                                       delivery of a rating agency confirmation;

                                       (B) in no event will more than two
                                       individual Properties (in the aggregate
                                       of all Property Substitutions) be subject to a Property Substitution, provided, however, the related Borrower will be permitted to substitute a third individual Mortgaged Property, provided the aggregate Allocated Loan Amount of all Properties released (including the third Proposed Property Substitution) does not exceed 50% of the original principal amount of the Mortgage Loan; and

                                       (C) in no event will the aggregate
                                       allocated loan amount of all Mortgaged
                                       Properties released (including the
                                       Proposed Property Substitution) exceed
                                       25% of the original principal amount of
                                       the Mortgage Loan, provided, however, the related Borrower will be permitted to substitute a third individual Mortgaged Property, provided the aggregate allocated loan amount of all Mortgaged Properties released (including the third Proposed Property Substitution) does not exceed 50% of the original principal amount of the Mortgage Loan.

Union Development Self-Storage         The related Mortgage Loan documents
(3401856)                              permit the related Borrower to obtain a
                                       release of any individual Mortgaged
                                       Property from the lien of the related
                                       Mortgage Loan by substituting therefor
                                       another self storage property of like
                                       kind and quality acquired by such
                                       borrower or an affiliate of such borrower upon the satisfaction of the following terms and conditions including, without limitation: (a) no event of default has occurred and is continuing; (b) the mortgagee will receive confirmation from each Rating Agency that such release will not result in a downgrade, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates; (c) the loan-to-value ratio with respect to the remaining Mortgaged
                                       Properties immediately prior to the
                                       release, after giving effect to the
                                       proposed release of such Mortgaged
                                       Property, will not exceed the lesser of
                                       64.0% and the loan-to-value ratio
                                       immediately prior to the proposed release of such Mortgaged Property; (d) the debt service coverage ratio with respect to the remaining Mortgaged Properties immediately prior to the release, after giving effect to the proposed release of such Mortgaged Property, will equal or exceed the greater of 1.20x and the debt service coverage ratio immediately prior to the proposed release of such Mortgaged
                                       Property; (e) in no event will the
                                       borrower be allowed to substitute more
                                       than four individual properties; and (f) in no event will the borrower be allowed to substitute any individual properties in the event that either (1) the allocated loan amount of all previously substituted properties equals or exceeds
                                       40% of the aggregated allocated loan
                                       amount for all individual properties as
                                       of the closing date of such Mortgage Loan or (2) following such substitution, the allocated loan amount of all substituted properties equals or exceeds 40% of the allocated loan amount for all individual properties as of the closing date of such Mortgage Loan.

                                REPRESENTATION 30
                                Defeasance Costs.

Mesa Mall (3219701)                    The related Borrower is obligated to pay
                                       servicing fees relating to the defeasance of the Mortgage Loan, not to exceed
                                       $15,000.

                                REPRESENTATION 35
                             Single Purpose Entity.

Technology Corners at Moffett          The related Borrower is permitted to
Park (3400110)                         acquire certain land around the perimeter
                                       of the related Mortgaged Property and
                                       such land will become additional
                                       collateral for the related Mortgage Loan.